Exhibit 4(x)


                              Dated 28 June 2002


                              Reach Shareholders
                          (Variation) Agreement No. 4


                          Telstra Corporation Limited
                                  ("Telstra")
                          Telstra Holdings (Bermuda)
                                 No 1 Limited
                            ("Telstra Shareholder")
                         Telstra Holdings Pty Limited
                              ("Telstra Holding")
                                Pacific Century
                              CyberWorks Limited
                                   ("PCCW")
                             Pacific Century Cable
                               Holdings Limited
                             ("PCCW Shareholder")
                                  Reach Ltd.
                                   ("Reach")



                           Mallesons Stephen Jaques

                          37th Floor, Citibank Tower
                         Citibank Plaza, 3 Garden Road
                              Central, Hong Kong
                           Telephone (852) 2848 4600
                              Fax (852) 2868 0124

                                   Ref: SJM

Contents                        Reach Shareholders (Variation) Agreement No. 4
--------                        ----------------------------------------------

1.   Interpretation ........................................................   1

2.   Variation of Reach Shareholders Agreement - Investment Grade Rating ...   1

3.   Confirmation ..........................................................   2

4.   Law and jurisdiction ..................................................   2

                    Reach Shareholders (Variation) Agreement No. 4

Date:               28 June 2002

Parties: TELSTRA CORPORATION LIMITED (ABN 33 051 775 556) of 242 Exhibition Street, Melbourne, Victoria, Australia ("Telstra")

                    TELSTRA HOLDINGS (BERMUDA) NO 1 LIMITED of Clarendon House, 2 Church Street, Hamilton HM11, Bermuda ("Telstra Shareholder")

                    TELSTRA HOLDINGS PTY LIMITED (ABN 45057 808 938) of 242 Exhibition Street, Melbourne, Victoria, Australia ("Telstra Holding")

                    PACIFIC CENTURY CYBERWORKS LIMITED of 39th Floor, PCCW Tower, TaiKoo Place, 979 Kings Road, Quarry Bay, Hong Kong ("PCCW")

                    PACIFIC CENTURY CABLE HOLDINGS LIMITED of Clarendon House, 2 Church Street, Hamilton HM11, Bermuda ("PCCW Shareholder")

                    REACH LTD. (formerly known as Joint Venture (Bermuda) No. I Limited) of Clarendon House, 2 Church Street, Hamilton HM11, Bermuda ("Reach")

Recitals:

                    (A) The parties are party to the IP Backbone Company Shareholders Agreement dated 13 October 2000 ("Original Agreement"), the IP Backbone Company Shareholders (Variation) Agreement dated 31 January 2001 ("First Variation Agreement"), the IP Backbone Shareholders (Variation) Agreement No. 2 ("Second Variation Agreement") and the IP Backbone Shareholders (Variation) Agreement No. 3 ("Third Variation Agreement").

                    (B) The parties have agreed to vary the Reach Shareholders Agreement in the manner provided for in this agreement.


Operative provisions:

1.   Interpretation

                    In this agreement, "Reach Shareholders Agreement" means the Original Agreement, as varied by the First Variation Agreement, the Second Variation Agreement and the Third Variation Agreement.

2.   Variation of Reach Shareholders Agreement - Investment Grade Rating

                    Clause 8.4(a) of the Reach Shareholders Agreement is amended by deleting the words at any time after the first anniversary of the Completion Date" and replacing them with the words "at any time on or after 8 May 2003".

3.   Confirmation

                    All the provisions of the Reach Shareholders Agreement (as amended by this agreement) shall otherwise remain in full force and effect in accordance with their terms.

4.   Law and jurisdiction

                    The terms of clauses 28 and 29 of the Reach Shareholders Agreement shall apply to this agreement.

EXECUTED as a variation to the Reach Shareholders Agreement.

Execution page

 SIGNED by  Dick Simpson                 )
 as an authorised representative of      )
 TELSTRA CORPORATION LIMITED             )
 in the presence of:                     )
                                         )
   /s/ Charles Cho                       )
------------------------------------     )
 Signature of witness                    )
                                         )
       Charles Cho                       )
------------------------------------     )
 Name of witness (block letters)         )
                                         )
Citibank Plaza, Hong Kong                )  /s/ Dick Simpson
------------------------------------     )------------------------------------
 Address of witness                      ) By executing this agreement the
                                         ) signatory warrants that the signatory
Legal Assistant                          ) is duly authorised to execute this
------------------------------------     ) agreement on behalf of Telstra
 Occupation of witness                   ) Corporation Limited



 SIGNED by  Dick Simpson                 )
 as attorney                             )
 for TELSTRA HOLDINGS (BERMUDA)          )
 NO 1 LIMITED in the presence of:        )
                                         )
   /s/ Charles Cho                       )
------------------------------------     )
 Signature of witness                    )
                                         )
       Charles Cho                       )
------------------------------------     )
 Name of witness (block letters)         )  /s/ Dick Simpson
                                         )------------------------------------
Citibank Plaza, Hong Kong                ) By executing this agreement the
------------------------------------     ) signatory warrants that the signatory
 Address of witness                      ) is duly authorised to execute this
                                         ) agreement on behalf of
Legal Assistant                          ) Telstra Holdings (Bermuda) No 1
------------------------------------     ) Limited
 Occupation of witness                   )

 SIGNED by  Dick Simpson                 )
 as attorney for                         )
 TELSTRA HOLDINGS PTY LIMITED            )
 in the presence of:                     )
                                         )
   /s/ Charles Cho                       )
------------------------------------     )
 Signature of witness                    )
                                         )
       Charles Cho                       )
------------------------------------     )
 Name of witness (block letters)         )
                                         )
Citibank Plaza, Hong Kong                )   /s/ Dick Simpson
------------------------------------     ) ------------------------------------
 Address of witness                      ) By executing this agreement the
                                         ) signatory warrants that the signatory
Legal Assistant                          ) is duly authorised to execute this
------------------------------------     ) agreement on behalf of Telstra
 Occupation of witness                   ) Holdings Pty Limited



 SIGNED by  Alexander Arena              )
 as authorised representative            )
 for PACIFIC CENTURY CYBERWORKS          )
 LIMITED in the presence of:             )
                                         )
   /s/ Henry Ong                         )
------------------------------------     )
 Signature of witness
                                         )
------------------------------------     )
 Name of witness (block letters)         )   /s/ Alexander Arena
                                         ) ------------------------------------
                                         ) By executing this agreement the
------------------------------------     ) signatory warrants that the signatory
 Address of witness                      ) is duly authorised to execute this
                                         ) agreement on behalf of Pacific
                                         ) Century CyberWorks Limited
------------------------------------     )
 Occupation of witness                   )

   Ong Henry Seng Lit
   Simmons & Simmons
   Solicitor, Hong Kong SAR

 SIGNED by  Alexander Arena and          )
 Robert Charles Nicholson                )
 as authorised representative for        )
 PACIFIC CENTURY CABLE HOLDINGS LIMITED  )
 in the presence of:                     )
                                         )
   /s/ Henry Ong                         )
------------------------------------     )
 Signature of witness                    )
                                         )
------------------------------------     )
 Name of witness (block letters)         )
                                         )   /s/ Alexander Arena
                                         )   /s/ Robert Charles Nicholson
------------------------------------     ) ------------------------------------
 Address of witness                      ) By executing this agreement the
                                         ) signatory warrants that the signatory
                                         ) is duly authorised to execute this
------------------------------------     ) agreement on behalf of Pacific
 Occupation of witness                   ) Century Cable Holdings Limited

   Ong Henry Seng Lit
   Simmons & Simmons
   Solicitor, Hong Kong SAR


 SIGNED by  Alexander Arena              )
 and Dick Simpson                        )
 as authorised representative            )
 for  REACH LTD.                         )
 in the presence of:                     )
                                         )
   /s/ Henry Ong                         )
------------------------------------     )
 Signature of witness                    )
                                         )
------------------------------------     )   /s/ Alexander Arena
 Name of witness (block letters)         )   /s/ Dick Simpson
                                         ) ------------------------------------
                                         ) By executing this agreement the
------------------------------------     ) signatory warrants that the signatory
 Address of witness                      ) is duly authorised to execute this
                                         ) agreement on behalf of Reach Ltd.
                                         )
------------------------------------     )
 Occupation of witness                   )

   Ong Henry Seng Lit
   Simmons & Simmons
   Solicitor, Hong Kong SAR

                              Dated 22 July 2002


                              IP Backbone Company
                            Shareholders (Variation)
                                Agreement No. 3


                          Telstra Corporation Limited

                          Telstra Holdings (Bermuda)
                                 No 1 Limited

                         Telstra Holdings Pty Limited

                                Pacific Century
                              CyberWorks Limited

                             Pacific Century Cable
                               Holdings Limited

                                  Reach Limited

Contents                    IP Backbone Shareholders (Variation) Agreement No. 3
-------------------------------------------------------------------------------

1    Interpretation                                                            0

2    Variation of the Shareholders Agreement                                   0

3    Confirmation                                                              0

4    Law and jurisdiction                                                      0

Execution page

                                                                              1
-------------------------------------------------------------------------------

                    IP Backbone Shareholders (Variation) Agreement
                    No. 3

Date:               April 2002

Parties: TELSTRA CORPORATION LIMITED (ABN 33 051 775 556) of 242 Exhibition Street, Melbourne, Victoria, Australia

                    TELSTRA HOLDINGS (BERMUDA) NO 1 LIMITED of Clarendon House, 2 Church Street, Hamilton HM11, Bermuda

                    TELSTRA HOLDINGS PTY LIMITED (ABN 45 057 808 938) of 242 Exhibition Street, Melbourne, Victoria, Australia

                    PACIFIC CENTURY CYBERWORKS LIMITED of 39th Floor, Hongkong Telecom Tower, TaiKoo Place, 979 King's Road, Quarry Bay, Hong Kong

                    PACIFIC CENTURY CABLE HOLDINGS LIMITED of Clarendon House, 2 Church Street, Hamilton HM11, Bermuda

                    REACH LTD. of Clarendon House, 2 Church Street, Hamilton HM11, Bermuda

Recitals:

                    A. The parties are parties to the Shareholder's Agreement which contains provisions relating to IDC Limited.

                    B. IDC Limited is to be dissolved following a members' voluntary liquidation in accordance with the Companies Act 1981 (Bermuda).

                    C. The parties have agreed to vary the Shareholder's Agreement in the manner provided for in this agreement as a consequence of the dissoluton of IDC Limited.


Operative provisions:

1    Interpretation
-------------------------------------------------------------------------------
               1.1  In this agreement:

                    Shareholders Agreement means the IP Backbone Company Shareholder's Agreement, as subsequently amended by the parties.

2    Variation of the Shareholders Agreement
-------------------------------------------------------------------------------
               2.1 The Shareholders Agreement is amended with effect from the date on which IDC Limited is dissolved in accordance with the Companies Act 1981 (Bermuda) as follows:

                    (a)  in clause 1.1, delete the definition "IDCo";

                                                                              2
-------------------------------------------------------------------------------

                    (b) in clause 1.1 delete the definition "IDCo Shareholders Agreement";

                    (c)  in clause 1.1 insert the following definitions:

                         Carrier Hotel means the provision of connectivity services and physical space incuding power, environmental and physical security, firewall, fire-detection and suppression and co-location services to telecommunications carriers.

                         Internet Data Centre Services means the range of hosting and outsourcing services offered from or in connection with an internet data centre including power, environmental, physical security, bandwidth, firewall, fire detection/suppression, managed services and professional services, customer equipment provisioning, equipment installation, co-location, shared server hosting, dedicated server hosting and customised server hosting and complex server hosting services.";

                    (d) amend clause 4.2(c) by inserting an additional subclause 4.2(c)(iii) as follows:

                         "(iii) the supply of Internet Data Centre Services";

                    (e)  in clause 4.2(f) delete the words "IDC Co";

                    (f)  Delete clause 4.6 and replace it with the following:

                         4.6 During the first three years from Completion neither the Company nor any controlled corporation of the Company will, unless and except to the extent that the Board by a resolution made by a majority of votes of all directors engage or be in any capacity directly or indirectly involved in the supply in Australia or in Hong Kong of Internet Data Centre Services excluding:

                              (a)  the provision of Carrier Hotel services; and

                              (b) such Internet Data Centre Services as are comprised in the supply to Wholesale Customers of billing and intelligent network services that are associated with the Connectivity Services.

                    (g)  delete clause 10.14; and

                    (h)  in clause 10.15, delete the definition "IDC Services".

3    Confirmation
-------------------------------------------------------------------------------

                    All the provisions of the Shareholders Agreement (as amended by this agreement) shall remain in full force and effect in accordance with their terms.

                                                                              3
-------------------------------------------------------------------------------

4    Law and jurisdiction

                    The terms of clauses 28 and 29 of the Shareholders Agreement shall apply to this agreement with such changes as are necessary.

                                                                              4
Execution Page
-------------------------------------------------------------------------------

 SIGNED by Craig Cameron                 )
 as authorised representative for        )
 TELSTRA CORPORATION LIMITED             )
 in the presence of:                     )
                                         )
   /s/ Lyndal Cox                        )
------------------------------------     )
 Signature of witness                    )
                                         )
       Lyndal Cox                        )
------------------------------------     )
 Name of witness (block letters)         )
                                         )
 6/255 Elizabeth St.   Sydney 2000       )  /s/ Craig Cameron
------------------------------------     )------------------------------------
 Address of witness                      ) By executing this agreement the
                                         ) signatory warrants that the signatory
 Personal Assistant                      ) is duly authorised to execute this
------------------------------------     ) agreement on behalf of Telstra
 Occupation of witness                   ) Corporation Limited



 SIGNED by                               )
 as authorized representative            )
 for TELSTRA HOLDINGS (BERMUDA)          )
 NO 1 LIMITED in the presence of:        )
                                         )
                                         )
------------------------------------     )
 Signature of witness                    )
                                         )
                                         )
------------------------------------     )
 Name of witness (block letters)         )
                                         )------------------------------------
                                         ) By executing this agreement the
------------------------------------     ) signatory warrants that the signatory
 Address of witness                      ) is duly authorised to execute this
                                         ) agreement on behalf of Telstra
                                         ) Holdings (Bermuda) No 1 Limited
------------------------------------     )
 Occupation of witness                   )

Execution Page
-------------------------------------------------------------------------------

 SIGNED by                               )
 as authorised representative for        )
 TELSTRA CORPORATION LIMITED             )
 in the presence of:                     )
                                         )
                                         )
------------------------------------     )
 Signature of witness                    )
                                         )
                                         )
------------------------------------     )
 Name of witness (block letters)         )
                                         )
                                         )
------------------------------------     )------------------------------------
 Address of witness                      ) By executing this agreement the
                                         ) signatory warrants that the signatory
                                         ) is duly authorised to execute this
------------------------------------     ) agreement on behalf of Telstra
 Occupation of witness                   ) Corporation Limited



 SIGNED by                               )
 as authorized representative            )
 for TELSTRA HOLDINGS (BERMUDA)          )
 NO 1 LIMITED in the presence of:        )
                                         )
 /s/ Sarah Jane Thompson                 )
------------------------------------     )
 Signature of witness                    )
                                         )
 SARAH JANE THOMPSON                     )   /s/ Christopher G. Garrod
------------------------------------     )       Christopher G. Garrod
 Name of witness (block letters)         )              Director
                                         )
 2 Church Street                         )------------------------------------
 Hamilton HM11, BERMUDA                  ) By executing this agreement the
------------------------------------     ) signatory warrants that the signatory
 Address of witness                      ) is duly authorised to execute this
                                         ) agreement on behalf of Telstra
 Corporate Administrator                 ) Holdings (Bermuda) No 1 Limited
------------------------------------     )
 Occupation of witness                   )

                                                                              5
-------------------------------------------------------------------------------

 SIGNED by CRAIG CAMERON                 )
 as authorised representative            )
 TELSTRA HOLDINGS PTY LIMITED            )
 in the presence of:                     )
                                         )
   /s/ Lyndal Cox                        )
------------------------------------     )
 Signature of witness                    )
                                         )
       LYNDAL COX                        )
------------------------------------     )
 Name of witness (block letters)         )
                                         )
 6/255 ELIZABETH ST.   SYDNEY 2000       )   /s/ Craig Cameron
------------------------------------     ) ------------------------------------
 Address of witness                      ) By executing this agreement the
                                         ) signatory warrants that the signatory
 Personal Assistant                      ) is duly authorised to execute this
------------------------------------     ) agreement on behalf of Telstra
 Occupation of witness                   ) Holdings Pty Limited



 SIGNED by                               )
 as authorised representative            )
 for PACIFIC CENTURY CYBERWORKS          )
 LIMITED in the presence of:             )
                                         )
                                         )
------------------------------------     )
 Signature of witness                    )
                                         )
------------------------------------     )
 Name of witness (block letters)         )
                                         ) ------------------------------------
                                         ) By executing this agreement the
------------------------------------     ) signatory warrants that the signatory
 Address of witness                      ) is duly authorised to execute this
                                         ) agreement on behalf of Pacific
                                         ) Century CyberWorks Limited
------------------------------------     )
 Occupation of witness                   )


 SIGNED by                               )
 as authorised representative for        )
 PACIFIC CENTURY CABLE HOLDINGS LIMITED  )
 in the presence of:                     )
                                         )
                                         )
------------------------------------     )
 Signature of witness                    )
                                         )
------------------------------------     )
 Name of witness (block letters)         )
                                         )
                                         )
------------------------------------     ) ------------------------------------
 Address of witness                      ) By executing this agreement the
                                         ) signatory warrants that the signatory
                                         ) is duly authorised to execute this
------------------------------------     ) agreement on behalf of Pacific
 Occupation of witness                   ) Century Cable Holdings Limited

                                                                              5
-------------------------------------------------------------------------------

 SIGNED by                               )
 as authorised representative for        )
 TELSTRA HOLDINGS PTY LIMITED            )
 in the presence of:                     )
                                         )
                                         )
------------------------------------     )
 Signature of witness                    )
                                         )
                                         )
------------------------------------     )
 Name of witness (block letters)         )
                                         )
                                         )
------------------------------------     ) ------------------------------------
 Address of witness                      ) By executing this agreement the
                                         ) signatory warrants that the signatory
                                         ) is duly authorised to execute this
------------------------------------     ) agreement on behalf of Telstra
 Occupation of witness                   ) Holdings Pty Limited


 SIGNED by                               )
 as authorised representative            )
 for PACIFIC CENTURY CYBERWORKS          )
 LIMITED in the presence of:             )
                                         )
 /s/ Anthia Ng                           )
------------------------------------     )
 Signature of witness                    )
                                         )
 ANTHIA NG                               )
------------------------------------     )
 Name of witness (block letters)         ) /s/ Alexander Arena
                                         ) ------------------------------------
 39/F, PCCW TOWER, TAIKOO PLACE,         ) By executing this agreement the
                   QUARRY BAY            ) signatory warrants that the signatory
------------------------------------     ) is duly authorised to execute this
 Address of witness                      ) agreement on behalf of Pacific
                                         ) Century CyberWorks Limited
 SECRETARIAL OFFICER                     )
------------------------------------     )
 Occupation of witness                   )


 SIGNED by                               )
 as authorised representative for        )
 PACIFIC CENTURY CABLE HOLDINGS LIMITED  )
 in the presence of:                     )
                                         )
 /s/ Anthia Ng                           )
------------------------------------     )
 Signature of witness                    )
                                         )
 ANTHIA NG                               )
------------------------------------     )
 Name of witness (block letters)         ) /s/ Alexander Arena
                                         ) ------------------------------------
39/F, PCCW TOWER, TAIKOO PLACE,          ) By executing this agreement the
                  QUARRY BAY             ) signatory warrants that the signatory
------------------------------------     ) is duly authorised to execute this
 Address of witness                      ) agreement on behalf of Pacific
                                         ) Century Cable Holdings Limited
 SECRETARIAL OFFICER                     )
------------------------------------     )
 Occupation of witness                   )

                                                                              6
-------------------------------------------------------------------------------

 SIGNED by                               )
 as authorised representative            )
 for REACH LIMITED                       )
 in the presence of:                     )
                                         )
   /s/ [ILLEG.] SULLIVAN                 )
------------------------------------     )
 Signature of witness                    )
                                         )
  [ILLEG.] SULLIVAN                      )
------------------------------------     )
 Name of witness (block letters)         )   /s/
                                         ) ------------------------------------
 TELECOM HOUSE, 3 GLOUCESTER RD. HK      ) By executing this agreement the
------------------------------------     ) signatory warrants that the signatory
 Address of witness                      ) is duly authorised to execute this
                                         ) agreement on behalf of Reach Limited
       LAWYER                            )
------------------------------------     )
 Occupation of witness                   )

                                                                              1
-------------------------------------------------------------------------------
                               Reach Shareholders (Variation) Agreement No. 5

Date:                          15 April 2003

Parties: TELSTRA CORPORATION LIMITED (ABN 33 051 775 556) of 242 Exhibition Street, Melbourne, Victoria, Australia ("Telstra")

                               TELSTRA HOLDINGS (BERMUDA) NO 1 LIMITED of
                               Clarendon House, 2 Church Street, Hamilton HM11, Bermuda ("Telstra Shareholder")

                               TELSTRA HOLDINGS PTY LIMITED (ABN 45 057 808
                               938) of 242 Exhibition Street, Melbourne,
                               Victoria, Australia ("Telstra Holding")

                               PCCW Limited (formerly Pacific Century
                               CyberWorks Limited) of 39th Floor, PCCW Tower, TaiKoo Place, 979 Kings Road, Quarry Bay, Hong Kong ("PCCW")

                               PACIFIC CENTURY CABLE HOLDINGS LIMITED of
                               Clarendon House, 2 Church Street, Hamilton HM11, Bermuda ("PCCW Shareholder")

                               REACH LTD. (formerly known as Joint Venture
                               (Bermuda) No. 1 Limited) of Clarendon House, 2 Church Street, Hamilton HM11, Bermuda ("Reach")

Recitals
                               (A)  The parties are the parties to the IP
                                    Backbone Company Shareholders Agreement
                                    dated 13 October 2000 ("Original
                                    Agreement"), the IP Backbone Company
                                    Shareholders (Variation) Agreement dated 31
                                    January 2001 ("First Variation Agreement"), the IP Backbone Shareholders (Variation) Agreement No. 2 ("Second Variation Agreement"), the IP Backbone Shareholders (Variation) Agreement No. 3 ("Third Variation Agreement") and the Reach Shareholders (Variation) Agreement No. 4 ("Fourth Variation Agreement").

                               (B) The parties have agreed to vary the Reach Shareholders Agreement in the manner provided for in this agreement.

Operative provisions:

1  Interpretation
                               In this agreement:

                               (a)  "Reach Shareholders Agreement" is the
                                    Original Agreement, as varied by the First
                                    Variation Agreement, the Second Variation
                                    Agreement, the Third Variation Agreement and the Fourth Variation Agreement; and

                                                                              2
-------------------------------------------------------------------------------
                               (b) "Date of Amendment" has the meaning given in the Amendment and Restatement Agreement dated 15 April 2003 made between Reach Finance Limited, Reach, Reach Networks Hong Kong Limited, Reach Networks Australia Pty Ltd, Reach Global Networks Limited, Reach Global Services Limited and JPMorgan Chase Bank

2  Condition Precedent
                         2.1 Clause 3 does not take effect until and subject to clause 2.2 will become operative at and from the Date of Amendment.

                         2.2   If clause 3 does not become operative
                               before 31 May 2003 then on and from that date this agreement will terminate and have no force or effect.

3  Variation of Reach Shareholders Agreement - Investment Grade Credit Rating
                               The Reach Shareholders Agreement is varied by deleting with effect from the Date of Amendment, clauses 8.1, 8.2, 8.3, 8.3A, 8.3B, 8.3C and 8.4.

4  Confirmation
                               All provisions of the Reach Shareholders
                               Agreement (as varied by this agreement) remain in full force and effect in accordance with their terms.

5  General and Law and Jurisdiction Provisions
-------------------------------------------------------------------------------
                               The terms of clauses 28 and 29 of the
                               Shareholders Agreement shall apply to this agreement.

6  Counterparts
                               This agreement may consist of a number of copies, each signed by one or more parties to the agreement. If so, the signed copies are treated as making up the one document and the date on which the last counterpart is executed will be the date of the agreement.


EXECUTED as a variation to the Reach Shareholders Agreement.

                                                                                                         3
----------------------------------------------------------------------------------------------------------
Execution page
==========================================================================================================

SIGNED by                                             )
                                                      )
as authorised representative for TELSTRA              )
CORPORATION LIMITED, in the presence of:              )    ............................................
                                                      )    By executing this agreement the signatory
                                                      )    states that the signatory is duly authorised
.............................................          )    to execute this agreement on behalf of TELSTRA
Signature of witness                                  )    CORPORATION LIMITED
                                                      )
.............................................          )
Name of witness (block letters)                       )
                                                      )


SIGNED by                                             )
as authorised representative                          )
for TELSTRA HOLDINGS (BERMUDA) NO 1 LIMITED           )
in the presence of:                                   )
                                                      )
.............................................          )
Signature of witness                                  )
                                                      )
.............................................          )
Name of witness (block letters)                       )
                                                      )
.............................................          )
Address of witness                                    )    ............................................
                                                      )    By executing this agreement the signatory
.............................................          )    warrants that the signatory is duly authorised
Occupation of witness                                 )    to execute this agreement on behalf of
                                                      )    Telstra Holdings (Bermuda) No 1
                                                      )    Limited




                                                                                                         4
----------------------------------------------------------------------------------------------------------
SIGNED by                                             )
as authorised representative                          )
for TELSTRA HOLDINGS PTY LIMITED                      )
in the presence of:                                   )
                                                      )
.............................................          )
Signature of witness                                  )
                                                      )
.............................................          )
Name of witness (block letters)                       )
                                                      )
.............................................          )
Address of witness                                    )
                                                      )
.............................................          )    ..............................................
Occupation of witness                                 )    By executing this agreement the signatory
                                                      )    warrants that the signatory is duly
                                                      )    authorised to execute this agreement on behalf
                                                      )    of Telstra Holdings Pty Limited


SIGNED by                                             )
as authorised representative                          )
for PCCW LIMITED                                      )
in the presence of:                                   )
                                                      )
.............................................          )
Signature of witness                                  )
                                                      )
.............................................          )
Name of witness (block letters)                       )
                                                      )
.............................................          )
Address of witness                                    )
                                                      )    ............................................
.............................................          )    By executing this agreement the signatory
Occupation of witness                                 )    warrants that the signatory is duly
                                                      )    to execute this authorised agreement
                                                      )    on behalf of
                                                      )    PCCW Limited




                                                                                                         5
----------------------------------------------------------------------------------------------------------
SIGNED by                                            )
as authorised representative                         )
for PACIFIC CENTURY CABLE HOLDINGS LIMITED           )
in the presence of:                                  )
                                                     )
.............................................         )
Signature of witness                                 )
                                                     )
.............................................         )
Name of witness (block letters)                      )
                                                     )
.............................................         )
Address of witness                                   )     ...........................................
                                                     )     By executing this agreement the signatory
.............................................         )     warrants that the signatory is duly
Occupation of witness                                )     authorised to execute this agreement on
                                                     )     behalf of
                                                     )     Pacific Century Cable Holdings
                                                     )     Limited


SIGNED by                                            )
                                                     )
and                                                  )
                                                     )
each as an authorised representative for             )
for REACH LTD.                                       )     ...........................................
                                                     )     By executing this agreement the signatory
in the presence of:                                  )     warrants that the signatory is duly
                                                     )     authorised to execute this agreement on
.............................................         )     behalf of
Signature of witness                                 )     Reach Ltd.
                                                     )
.............................................         )
Name of witness (block letters)                      )
                                                     )
.............................................         )
Address of witness                                   )     ...........................................
                                                     )     By executing this agreement the signatory
.............................................         )     warrants that the signatory is duly
Occupation of witness                                )     authorised to execute this
                                                     )     agreement on behalf of
                                                     )     Reach Ltd.

               ------------------------------------------------
               Dated 15 April 2003





                              Reach Shareholders
                          (Variation) Agreement No. 5


                          Telstra Corporation Limited
                                  ("Telstra")
                           Telstra Holdings (Bermuda)
                                  No 1 Limited
                            ("Telstra Shareholder")
                          Telstra Holdings Pty Limited
                              ("Telstra Holding")
                                  PCCW Limited
                                    ("PCCW")
                             Pacific Century Cable
                                Holdings Limited
                              ("PCCW Shareholder")
                                   Reach Ltd.
                                   ("Reach")



                            Mallesons Stephen Jaques

                                    Level 28
                                     Rialto
                               525 Collins Street
                               Melbourne Vic 3000
                               T +61 3 9643 4000
                               F +61 3 9643 5999
                            Email mel@mallesons.com
                                DX 101 Melbourne
                               www.mallesons.com
                                    Ref: DAW


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Contents               Reach Shareholders (Variation) Agreement No. 5
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                       1   Interpretation                                     1


                       2   Condition Precedent                                2


                       3   Variation of Reach Shareholders
                           Agreement - Investment Grade Credit
                           Rating                                             2


                       4   Confirmation                                       2


                       5   General and Law and Jurisdiction
                           Provisions                                         2